SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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INTERFACE, INC.

(Name of Registrant as Specified in its Charter)

INTERFACE, INC.

(Name of Person(s) Filing Proxy Statement)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION
NOMINATION AND ELECTION OF DIRECTORS (ITEM 1)
CLASS A NOMINEES
CLASS B NOMINEES
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
PRINCIPAL SHAREHOLDERS AND MANAGEMENT STOCK OWNERSHIP
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION AND RELATED ITEMS
Summary Compensation Table
Comparison of Five Year Cumulative Total Returns ($)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INFORMATION CONCERNING THE COMPANY’S ACCOUNTANTS
AUDIT COMMITTEE REPORT
SHAREHOLDER PROPOSALS
“HOUSEHOLDING” OF PROXY MATERIALS
OTHER MATTERS THAT MAY COME BEFORE THE MEETING

Interface, Inc.

2859 Paces Ferry Road, Suite 2000
Atlanta, Georgia 30339

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 20, 2003

      The annual meeting of shareholders of Interface, Inc. (the “Company”) will be held on Tuesday, May 20, 2003, at 3:00 p.m., at the Company’s office located at 2859 Paces Ferry Road, Atlanta, Georgia, for the purpose of considering and voting upon:

Recommended
Item	Vote

1. The election of eleven members of the Board of Directors, five directors to be elected by the holders of the Company’s Class A Common Stock and six directors to be elected by the holders of the Company’s Class B Common Stock.
FOR
2. Such other matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 17, 2003 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

      A Proxy Statement and Proxy solicited by the Board of Directors are enclosed herewith. Please date, sign and return the enclosed Proxy at your earliest convenience. Returning your Proxy in a timely manner will assure your representation at the annual meeting. You may, of course, change or withdraw your Proxy at any time prior to the voting at the meeting.

      Also enclosed is a copy of the Company’s 2002 Annual Report to Shareholders.

By order of the Board of Directors

RAYMOND S. WILLOCH
Secretary

April 15, 2003

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

INTERFACE, INC.

2859 Paces Ferry Road, Suite 2000

Atlanta, Georgia 30339

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of Proxies for Class A Common Stock and Class B Common Stock by the Board of Directors of Interface, Inc. (the “Company”) for use at the annual meeting of shareholders of the Company to be held on May 20, 2003, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on April 15, 2003.

      The record of shareholders entitled to vote at the annual meeting was taken as of the close of business on March 17, 2003. On that date, the Company had outstanding and entitled to vote 43,720,542 shares of Class A Common Stock and 7,656,885 shares of Class B Common Stock. Except for (i) the election and removal of directors, and (ii) class votes as required by law or the Company’s Articles of Incorporation, holders of both classes of Common Stock vote as a single class. In all cases, holders of Common Stock (of either class) are entitled to cast one vote per share.

      Each Proxy for Class A Common Stock (“Class A Proxy”) or Class B Common Stock (“Class B Proxy”) that is properly executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the election of the nominees (Class A or Class B, as the case may be) listed herein under the caption “Nomination and Election of Directors.” A Proxy given pursuant to this solicitation may be revoked by a shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, a Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company either an instrument revoking it or a duly executed Proxy for the same shares bearing a later date.

      An automated system administered by the Company’s transfer agent tabulates the votes. Abstentions and broker non-votes are included in the determination of the number of shares present and entitled to vote (to establish a quorum). (A broker non-vote occurs when a broker or other nominee who holds shares for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.) Abstentions and broker non-votes do not affect the election of directors since directors are elected by a plurality of the votes cast.

      If your shares of Common Stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares voted — the instructions may appear on a special proxy card provided to you by your nominee (also called a “voting instruction form”). Your nominee may offer you different methods of voting, such as by telephone or Internet. If you do hold your shares in “street name” and plan on attending the annual meeting of shareholders, you should request a proxy from your broker or other nominee holding your shares in record name on your behalf in order to attend the annual meeting and vote at that time (your broker may refer to it as a “legal” proxy).

      The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of the Company’s Common Stock, and normal handling charges may be paid for the forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone, fax or e-mail. The Company also has retained Georgeson Shareholder Communications Inc., a proxy solicitation firm, to assist in soliciting Proxies from beneficial owners of shares of the Company’s Common Stock. The fee for such assistance will be $7,000 (plus expenses).

      The closing price of the Company’s Class A Common Stock as reported on the Nasdaq National Market on April 3, 2003 was $4.00 per share. There is no public market for the Class B Common Stock (but Class B shares are convertible on a share-for-share basis into Class A shares).

NOMINATION AND ELECTION OF DIRECTORS

(ITEM 1)

      The Bylaws of the Company provide that the Board of Directors shall consist of a maximum of 15 directors, the exact number of directors being established by action of the Board taken from time to time. The Board of Directors has set the number of directors at 11. The holders of Class B Common Stock are entitled to elect a majority (six) of the Board members. The holders of Class A Common Stock are entitled to elect the remaining (five) directors. The term of office for each director continues until the next annual meeting of shareholders and until his or her successor, if there is to be one, has been elected and has qualified.

      In the event that any nominee for director withdraws or for any reason is not able to serve as a director, each Proxy that is properly executed and returned will be voted for such other person as may be designated as a substitute nominee by the Board of Directors, but in no event will any Class A Proxy be voted for more than five nominees or Class B Proxy be voted for more than six nominees. Each nominee has consented to be named herein and to serve as a director if elected.

      Certain information relating to each nominee proposed by the Board, including his or her principal occupation during the past five years, is set forth below.

CLASS A NOMINEES

Name (Age)	Information

Dianne Dillon-Ridgley (51)	Ms. Dillon-Ridgley was elected to the Board in February 1997. Since 1997, Ms. Dillon-Ridgley has served as the U.N. Headquarters representative for the World YWCA (Geneva, Switzerland). From 1995 to 1998, she served as senior policy analyst with the Women’s Environment and Development Organization, and from 1998 to 1999 she served as Executive Director of that organization. She was appointed by President Clinton to the President’s Council on Sustainable Development in 1994 and served as Co-Chair of the Council’s International and Population/Consumption Task Forces until the Council’s dissolution in June 1999. Ms. Dillon-Ridgley also serves on the Boards of five nonprofit organizations and one private company.

Dr. June M. Henton (63)	Dr. Henton was elected as a director in February 1995. Since 1985, Dr. Henton has served as Dean of the College of Human Sciences at Auburn University, which includes a program in interior environments. Dr. Henton, who received her Ph.D. from the University of Minnesota, has provided leadership for a wide variety of professional, policy and civic organizations. As a charter member of the Operating Board of the National Textile Center, Dr. Henton has significant expertise in the integration of academic and research programs within the textile industry.

Name (Age)	Information

Christopher G. Kennedy (39)	Mr. Kennedy was elected as a director in May 2000. He became an Executive Vice President of Merchandise Mart Properties, Inc. (a subsidiary of Vornado Realty Trust) in Chicago, Illinois in 1994 and President in October 2000. Since January 2000, he has served on the Board of Cantilever Technologies. Since 1994, he has served on the Board of Trustees of Ariel Mutual Funds. From 1997 to 1999, Mr. Kennedy served as the Chairman of the Chicago Convention and Tourism Bureau. Mr. Kennedy also serves on the Boards of four nonprofit organizations.

James B. Miller, Jr. (62)	Mr. Miller was elected as a director in May 2000. Since 1979, Mr. Miller has served as Chairman, President and Chief Executive Officer of Fidelity National Corporation, the holding company for Fidelity National Bank. Since February 1998, he has served as Chairman, since 1976 he has served as director, and from 1977 to 1997 he served as Chief Executive Officer and President, of Fidelity National Bank. Mr. Miller also has served as Chairman of Fidelity National Capital Investors, Inc., a subsidiary of Fidelity National Corporation, since 1992. Mr. Miller was elected a director of American Software, Inc. in May 2002.

Thomas R. Oliver (62)	Mr. Oliver was elected as a director in July 1998. He has served as Chairman of Six Continents Hotels (formerly Bass Hotels and Resorts), the hotel business of Six Continents, PLC (formerly Bass PLC), since March 1997, and served as Chief Executive Officer of Six Continents Hotels from March 1997 to October 2002. Mr. Oliver also serves on the Executive Committee and the Board of Directors of Six Continents, PLC.

CLASS B NOMINEES

Name (Age)	Information

Ray C. Anderson (68)	Mr. Anderson founded Interface in 1973 and served as Chairman and Chief Executive Officer until his retirement as Chief Executive Officer and transition from day-to-day management on July 1, 2001, at which time he became Interface’s non-executive Chairman of the Board. He chairs the Executive Committee of the Board and remains available for policy level consultation on substantially a full time basis. Mr. Anderson was appointed by President Clinton to the President’s Council on Sustainable Development in 1996 and served as Co-Chair until the Council’s dissolution. He currently serves on the Boards of six nonprofit organizations.

Carl I. Gable (63)	Mr. Gable, a director since March 1984, is a private investor. He was an attorney with the Atlanta-based law firm of Troutman Sanders LLP, from March 1996 until April 1998. Mr. Gable also served as a director of Fidelity National Corporation from July 2000 to November 2002. He serves on the Boards of three nonprofit organizations.

Daniel T. Hendrix (48)	Mr. Hendrix joined the Company in 1983 after having worked previously for a national accounting firm. He was promoted to Treasurer of the Company in 1984, Chief Financial Officer in 1985, Vice President-Finance in 1986, Senior Vice President-Finance in 1995, Executive Vice President in October 2000, and President and Chief Executive Officer in July 2001. He was elected to the Board in October 1996. Mr. Hendrix was elected a director of Global Imaging Systems, Inc. in January 2003.

J. Smith Lanier, II (75)	Mr. Lanier has been a director since 1973. He is Chairman of the Board of J. Smith Lanier & Co., a general insurance agency based in West Point, Georgia. Mr. Lanier also serves as a director of two other private companies and two nonprofit organizations.

Leonard G. Saulter (76)	Mr. Saulter has been a director since July 1987. He served as a Senior Vice President of the Company from October 1987 until his retirement in June 1991. He also previously served as President of Guilford of Maine, Inc. (now Interface Fabrics Group, Inc.) and as Interface Fabrics Group’s Chairman.

Clarinus C. Th. van Andel (73)	Mr. van Andel, who has been a director since October 1988, was a partner in the law firm of Schut & Grosheide, based in Amsterdam, until his retirement in 1996. He previously served as Chairman of the supervisory board (now disbanded) of Interface Europe B.V. (formerly Interface Heuga B.V. and Heuga Holding, B.V.), the Company’s modular carpet subsidiary based in the Netherlands.

Vote Required and Recommendation of Board

      Under the Company’s Bylaws, election of each of the five Class A nominees requires a plurality of the votes cast by the Company’s outstanding Class A Common Stock entitled to vote and represented (in person or by proxy) at the meeting. Election of each of the six Class B nominees requires a plurality of the votes cast by the Company’s outstanding Class B Common Stock entitled to vote and represented (in person or by proxy) at the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE CLASS A NOMINEES AND CLASS B NOMINEES LISTED ABOVE, AND PROXIES EXECUTED AND RETURNED WILL BE VOTED FOR EACH OF THE NOMINEES (CLASS A OR CLASS B, AS APPLICABLE) UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors held four meetings during 2002. All of the incumbent directors attended at least 75% of the meetings of the Board and of each committee of the Board on which they served that were held during the periods that they served.

      The Board of Directors has an Executive Committee currently composed of Ray C. Anderson (Chair), Daniel T. Hendrix, Carl I. Gable and J. Smith Lanier, II. The Executive Committee met one time and acted by unanimous written consent three times during 2002. With certain limited exceptions, the Executive Committee may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Company.

      The Board of Directors has a Compensation Committee currently composed of June M. Henton, Christopher G. Kennedy and Thomas R. Oliver (Chair). The Compensation Committee met two times during 2002. The function of the Compensation Committee is to (i) evaluate the performance of the Company’s senior executives, (ii) determine compensation arrangements for such executives, (iii) administer the Company’s stock and other incentive plans for key employees, and (iv) review the administration of the Company’s employee benefit plans.

      The Board of Directors has an Audit Committee currently composed of Mr. Gable (Chair), James B. Miller, Jr. and Leonard G. Saulter. The Audit Committee met four times during 2002. The Board of Directors, in its business judgment, has determined that all three members of the Audit Committee are “independent,” as required by applicable listing standards of Nasdaq. The Audit Committee operates pursuant to an Audit Committee Charter that was adopted by the Board of Directors. The function of the Audit Committee is to (i) serve as an independent and objective party to review the Company’s financial statements, financial reporting process and internal control system, (ii) review and evaluate the performance of the Company’s independent auditors and internal financial management, and (iii) provide an open avenue of communication among the Company’s independent auditors, management, including internal financial management, and the Board.

      The Board of Directors has a Nominating Committee, composed of Mr. Anderson (Chair), Dianne Dillon-Ridgley and Mr. Kennedy. The Nominating Committee did not meet in 2002. The function of the Nominating Committee is to review the qualifications of potential new candidates and nominate candidates to fill vacancies on the Board. The Nominating Committee will consider candidates recommended by shareholders. Shareholder recommendations must comply with the procedures for shareholder proposals set forth in Article II, Section 9 of the Company’s Bylaws, which in the case of a shareholder proposal relating to the nomination of a director or slate of directors require, among other things: certain detailed information about such nominees, including, without limitation, each person’s biographical information, relationship and agreements with the shareholder(s) introducing the proposal, past and present relationships or dealings with the Company or any of its subsidiaries, affiliates, directors or officers, and their plans or proposals for managing the affairs of the Company. Additionally, the proposal must set forth, as to each such nominee, all information relating to such nominee that would be required to be disclosed, or otherwise required, pursuant to Sections 13 or 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT STOCK OWNERSHIP

      The following table sets forth, as of February 1, 2003 (unless otherwise indicated), beneficial ownership of each class of the Company’s Common Stock by: (i) each person, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, (ii) each nominee for director, (iii) the Company’s Chief Executive Officer and four other most highly compensated executive officers, and (iv) all executive officers and directors of the Company as a group.

		Amount and			Percent of
		Nature of		Percent	Class A
	Title of	Beneficial		of	After
Beneficial Owner (and Business Address of 5% Owners)	Class	Ownership(1)		Class(1)	Conversion(2)

Ray C. Anderson	Class A	13,500	(3)	*	7.5%
2859 Paces Ferry Road, Suite 2000	Class B	3,528,924	(3)	46.8%
Atlanta, Georgia 30339
Ariel Capital Management, Inc.	Class A	9,563,659	(4)(5)	21.9%
200 E. Randolph Drive, Suite 2900 Chicago, Illinois 60601
David L. Babson & Company, Inc.	Class A	2,912,000	(4)(6)	6.7%
One Memorial Drive Cambridge, Massachusetts 02142-1300
Dimensional Fund Advisors, Inc.	Class A	2,984,385	(4)(7)	6.8%
1299 Ocean Avenue, 11th Floor Santa Monica, California 90401
ICM Asset Management, Inc. and	Class A	4,691,525	(4)(8)	10.7%
James M. Simmons W. 601 Main Avenue, Suite 600 Spokane, Washington 99201
Robert A. Coombs	Class B	110,000	(9)	1.5%	*
Brian L. DeMoura	Class B	361,315	(10)	4.7%	*
Dianne Dillon-Ridgley	Class B	47,000	(11)	*	*
Carl I. Gable	Class A	140	(12)	*	*
	Class B	88,244	(12)	1.2%
Daniel T. Hendrix	Class A	47,260		*	1.4%
	Class B	580,677	(13)	7.6%
June M. Henton	Class B	44,000	(14)	*	*

		Amount and			Percent of
		Nature of		Percent	Class A
	Title of	Beneficial		of	After
Beneficial Owner (and Business Address of 5% Owners)	Class	Ownership(1)		Class(1)	Conversion(2)

Christopher G. Kennedy	Class A	30,223	(15)	*	*
	Class B	9,000	(15)	*
J. Smith Lanier, II	Class A	47,400	(16)	*	*
	Class B	344,648	(16)	4.6%
James B. Miller, Jr.	Class A	4,000		*	*
	Class B	9,000	(17)	*
Thomas R. Oliver	Class A	60,000		*	*
	Class B	39,000	(18)	*
Leonard G. Saulter	Class A	6,000	(19)	*	*
	Class B	47,000	(19)	*
Clarinus C.Th. van Andel	Class B	101,000	(20)	1.3%	*
John R. Wells	Class A	20,000		*	1.0%
	Class B	423,570	(21)	5.5%
Raymond S. Willoch	Class A	10,090		*	*
	Class B	262,693	(22)	3.5%
All executive officers and directors	Class A	241,463		*	13.3%
as a group (18 persons)	Class B	6,399,093	(23)	72.6%

*	Less than 1%.

(1)	Shares of Class B Common Stock are convertible, on a share-for-share basis, into shares of Class A Common Stock. The number of Class A shares indicated as beneficially owned by each person or group does not include Class A shares such person or group could acquire upon conversion of Class B shares. The Percent of Class is calculated assuming that the beneficial owner has exercised any conversion rights, options or other rights to subscribe held by such beneficial owner that are exercisable within 60 days (not including Class A shares that could be acquired upon conversion of Class B shares), and that no other conversion rights, options or rights to subscribe have been exercised by anyone else.

(2)	Represents the percent of Class A shares the named person or group would beneficially own if such person or group, and only such person or group, converted all Class B shares beneficially owned by such person or group into Class A shares.

(3)	Includes 13,500 Class A shares held by Mr. Anderson’s wife, although Mr. Anderson disclaims beneficial ownership of such shares. Includes 25,388 Class B shares that Mr. Anderson beneficially owns through the Company’s Savings and Investment Plan. All Savings and Investment Plan information included in the above table is as of December 31, 2002. Includes 71,000 Class B shares that may be acquired by Mr. Anderson pursuant to exercisable stock options.

(4)	Based upon information included in statements as of December 31, 2002 provided to the Company by such beneficial owners.

(5)	All such shares are held by Ariel Capital Management, Inc. (“Ariel”) for the accounts of clients. Ariel disclaims beneficial ownership of all such shares. Ariel, in its capacity as investment adviser, has sole voting power with respect to 8,686,409 of such shares and sole dispositive power with respect to 9,559,669 of such shares. (John W. Rogers, Jr., Chairman and Chief Executive Officer of Ariel, may be deemed to beneficially own all such shares, but he disclaims such beneficial ownership.)

(6)	All such shares are held by David L. Babson & Co., Inc. (“Babson”) as an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Babson, in its capacity as investment advisor, has sole voting power with respect to 2,743,350 of such shares, shared voting power with respect to 168,650 of such shares, and sole dispositive power with respect to all such shares.

(7)	All such shares are held by Dimensional Fund Advisors, Inc. (“Dimensional”) as an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Dimensional disclaims beneficial ownership of all such shares. Dimensional, in its capacity as investment adviser, has sole voting and dispositive power with respect to all such shares.

(8)	All such shares are held by ICM Asset Management, Inc. (“ICM”) as an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and James M. Simmons, President of ICM. ICM, in its capacity as investment adviser, and Mr. Simmons have shared voting power with respect to 2,628,959 of such shares and shared dispositive power with respect to all such shares.

(9)	Includes 40,000 restricted Class B shares, and 69,500 Class B shares that may be acquired by Mr. Coombs pursuant to exercisable stock options. (See “Compensation Committee Report on Executive Compensation — Stock Options and Restricted Stock” below for a discussion of the restrictions on restricted stock.)

(10)	Includes 4,977 Class B shares beneficially owned by Mr. DeMoura pursuant to the Company’s Savings and Investment Plan. Includes 167,222 restricted Class B shares, and 180,160 Class B shares that may be acquired by Mr. DeMoura pursuant to exercisable stock options.

(11)	All such shares may be acquired by Ms. Dillon-Ridgley pursuant to exercisable stock options.

(12)	All such Class A shares are held by Mr. Gable as custodian for his son. Includes 47,000 Class B shares that may be acquired by Mr. Gable pursuant to exercisable stock options.

(13)	Includes 3,786 Class B shares beneficially owned by Mr. Hendrix pursuant to the Company’s Savings and Investment Plan. Includes 382,521 restricted Class B shares, and 186,895 Class B shares that may be acquired by Mr. Hendrix pursuant to exercisable stock options.

(14)	Includes 42,000 shares that may be acquired by Dr. Henton pursuant to exercisable stock options.

(15)	Mr. Kennedy serves on the Board of Trustees of Ariel Mutual Funds, for which Ariel Capital Management, Inc. serves as investment advisor and performs services which include buying and selling securities on behalf of the Ariel Mutual Funds. Mr. Kennedy disclaims beneficial ownership of all Class A shares held by Ariel Capital Management, Inc. as investment advisor for Ariel Mutual Funds. All such Class B shares may be acquired by Mr. Kennedy pursuant to exercisable stock options.

(16)	Includes 400 Class A shares and 157,004 Class B shares held by Mr. Lanier’s wife, and 47,000 Class B shares that may be acquired by Mr. Lanier pursuant to exercisable stock options. Mr. Lanier disclaims beneficial ownership of the shares owned by his wife.

(17)	All such shares may be acquired by Mr. Miller pursuant to exercisable stock options.

(18)	All such shares may be acquired by Mr. Oliver pursuant to exercisable stock options.

(19)	All such Class A shares are held by Mr. Saulter’s wife, and Mr. Saulter disclaims beneficial ownership of such shares. All such Class B shares may be acquired by Mr. Saulter pursuant to exercisable stock options.

(20)	Includes 41,000 shares that may be acquired by Mr. van Andel pursuant to exercisable stock options.

(21)	Includes 5,944 Class B shares beneficially owned by Mr. Wells pursuant to the Company’s Savings and Investment Plan. Includes 192,710 restricted Class B shares, and 207,960 Class B shares that may be acquired by Mr. Wells pursuant to exercisable stock options.

(22)	Includes 779 Class B shares beneficially owned by Mr. Willoch pursuant to the Company’s Savings and Investment Plan. Includes 130,425 restricted Class B shares, and 116,372 Class B shares that may be acquired by Mr. Willoch pursuant to exercisable stock options.

(23)	Includes 56,694 Class B shares that are beneficially owned by certain executive officers pursuant to the Company’s Savings and Investment Plan. Includes 1,054,600 restricted Class B shares, and 1,342,420 Class B shares that may be acquired by all executive officers and directors as a group pursuant to exercisable stock options (none of which were in-the-money as of February 1, 2003).

EQUITY COMPENSATION PLAN INFORMATION

			Number of Securities
			Remaining Available for Future
	Number of Securities to be		Issuance under Equity
	Issued upon Exercise of	Weighted-Average Exercise	Compensation Plans
	Outstanding Options, Warrants	Price of Outstanding Options,	(Excluding Securities Reflected
Plan Category	and Rights	Warrants and Rights	in Column (a))
	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders:
Interface, Inc. Omnibus Stock Incentive Plan(1)	3,126,270	$6.07	1,878,016(2)
Interface, Inc. Key Employee Stock Option Plan (1993)	526,644	$7.13	0
Total	3,652,914	$6.22	1,878,016(2)
Equity Compensation Plans Not Approved by Security Holders:
Offshore Stock Option Plan(3)	385,000	$6.45	0
Individual Compensation Arrangements(4)	122,572	$6.45	0
Total	507,572	$6.45	0

(1)	The Interface, Inc. Omnibus Stock Incentive Plan (the “Omnibus Plan”), which was originally approved by shareholders in 1997, is the only currently-outstanding equity compensation plan pursuant to which awards may be made. The Interface, Inc. Key Employee Stock Option Plan (1993) (the “Key Employee Plan”) and the Offshore Stock Option Plan (the “Offshore Plan”) were terminated, as to new grants, as of the effective date of the Omnibus Plan. Grants under the Key Employee Plan and Offshore Plan that were outstanding upon termination of those plans, however, remained outstanding.

(2)	The number of securities remaining available for future issuance under the Omnibus Plan (excluding securities reflected in column (a)) was 1,878,016, plus the number of shares outstanding under the Key Employee Plan and Offshore Plan that are forfeited, terminated or otherwise expire unexercised.

(3)	The Offshore Plan, which was terminated as to new grants on the effective date of the Omnibus Plan, provided for stock option awards to key employees and directors of the Company’s subsidiaries located outside the United States. The number of securities reported in column (a) with respect to the Offshore Plan represents the remainder of the stock option grants outstanding as of the termination of the Offshore Plan.

(4)	As of December 29, 2002, the Company maintained stock option agreements with seven non-employee individuals (such as consultants, advisors or suppliers) with respect to a total of 122,572 shares. Such agreements typically provided for a five-year vesting period for such options and a ten-year term.

EXECUTIVE COMPENSATION AND RELATED ITEMS

Summary of Cash and Certain Other Compensation

      The following table sets forth, for each of the last three fiscal years of the Company, certain information concerning compensation paid by the Company and its subsidiaries to the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers of the Company, based on salary and bonus earned in fiscal 2002 (referred to herein as the “named executive officers”). For each of the last three fiscal years of the Company, the total amount of perquisites and other personal benefits paid to each named executive officer did not exceed the lesser of $50,000 or 10% of such officer’s total annual salary and bonus.

Summary Compensation Table

					Long-Term
					Compensation
Annual Compensation					Awards

				Other	Restricted	Securities
				Annual	Stock	Underlying	All Other
		Salary	Bonus	Compensation	Awards	Options	Compensation
Name and Principal Position	Year	($)	($)	($)	($)(1)	(#)	($)(2)

Daniel T. Hendrix	2002	500,000	47,250 (3)	65	280,000	50,000	87,383
President and Chief	2001	450,000	-0-	N/A	1,241,060	87,669	84,207
Executive Officer	2000	331,892	273,796	N/A	101,888	185,000	83,732
John R. Wells	2002	360,000	-0-	N/A	112,000	20,000	14,808
Senior Vice President	2001	357,083	-0-	N/A	475,537	33,592	13,080
(Division President)	2000	325,000	309,689	N/A	119,660	45,000	9,589
Robert A. Coombs(4)	2002	214,189	102,696	N/A	140,000	-0-	85,570
Vice President	2001	186,176	-0-	50,211	-0-	75,000	83,637
(Division President)	2000	153,043	-0-	N/A	-0-	15,000	75,566
Raymond S. Willoch	2002	285,000	28,728	N/A	112,000	-0-	10,240
Senior Vice President	2001	272,500	-0-	N/A	335,484	43,700	9,105
and General Counsel	2000	243,750	201,094	N/A	111,068	45,000	8,132
Brian L. DeMoura	2002	310,000	-0-	N/A	112,000	20,000	12,154
Senior Vice President	2001	305,385	-0-	N/A	415,061	29,320	11,497
(Division President)	2000	270,241	269,082	N/A	119,660	45,000	7,827

(1)	Represents the dollar value of restricted stock awarded to the named executive officer (calculated by multiplying the number of shares awarded by the closing price of the Company’s Class A Common Stock as reported by the Nasdaq National Market on the date of grant). As of December 29, 2002, total restricted stock awards outstanding and related fair market values (based on the closing price of the Company’s Class A Common Stock as reported by the Nasdaq National Market on December 27, 2002) were as follows: Mr. Hendrix — 332,521 shares ($1,047,441); Mr. Wells — 162,710 shares ($512,537); Mr. Coombs — 25,000 shares ($78,750); Mr. Willoch — 110,425 shares ($347,839); and Mr. DeMoura — 152,222 shares ($479,499). Awards of restricted stock vest in increments of one-third, with the first two one-thirds vesting upon no earlier than the second and fourth anniversaries, respectively, of the grant date and only if the price of the Company’s Class A Common Stock has appreciated 15% per annum, compounded annually, as of such anniversary. The final one-third vests upon the ninth anniversary of the grant date (except for the 2002 grants, for which the final one-third vests upon the seventh anniversary of the grant date). All such restricted shares vest on the ninth anniversary of the grant date if not vested previously under the stock price performance criteria (except for the 2002 grants, for which all restricted shares vest on the seventh anniversary of the grant date if not vested previously). Dividends are paid on restricted stock.

(2)	Includes the Company’s matching contribution under the Company’s Savings and Investment Plan and/or its Nonqualified Savings Plan ($15,351, $14,808, $10,240 and $12,154 for Messrs. Hendrix, Wells, Willoch and DeMoura, respectively, in 2002), and, in the case of Mr. Hendrix, the dollar value of the annual premiums paid by the Company under certain life insurance policies pursuant to a split-dollar insurance agreement with him ($72,032 in 2002). For Mr. Coombs, includes employer’s contributions under a pension plan ($21,034 in 2002) and expatriate compensation relating to an overseas assignment consisting of housing assistance ($28,056 in 2002), school tuition assistance ($18,533 in 2002) and a relocation allowance ($17,947 in 2002).

(3)	Mr. Hendrix has elected to defer payment of such bonus for an indefinite period.

(4)	Mr. Coombs was compensated in currencies other than the U.S. dollar. All compensation amounts for Mr. Coombs have been translated into U.S. dollars at the exchange rate in effect at the end of the applicable fiscal year.

Compensation Pursuant to Salary Continuation Plan

      The Company maintains a nonqualified salary continuation plan (the “Salary Continuation Plan”) which is designed to induce selected employees of the Company to remain in the employ of the Company by providing them with retirement, disability and death benefits in addition to those which they may receive under the Company’s other benefit programs. The Salary Continuation Plan entitles participants to (i) retirement benefits upon retirement at age 65 (or early retirement at age 55) after completing at least 15 years of service with the Company (unless otherwise provided in the plan), payable for the remainder of their lives (or, if elected by a participant, a reduced benefit is payable for the remainder of the participant’s life and any surviving spouse’s life) and in no event for less than 10 years under the death benefit feature; (ii) disability benefits payable for the period of any pre-retirement total disability; and (iii) death benefits payable to the designated beneficiary of the participant for a period of up to 10 years (or, if elected by a surviving spouse that is the designated beneficiary, a reduced benefit is payable for the remainder of such surviving spouse’s life). Benefits are determined according to one of three formulas contained in the Salary Continuation Plan. The Salary Continuation Plan is administered by the Compensation Committee, which has full discretion in choosing participants and the benefit formula applicable to each. The Company’s obligations under the Salary Continuation Plan are currently unfunded (although the Company uses insurance instruments to hedge its exposure thereunder); however, the Company is required to contribute the present value of its obligations thereunder to an irrevocable grantor trust in the event of a “Change in Control” (as such term is defined in the Salary Continuation Plan) of the Company. Each of Messrs. Hendrix, Wells, Willoch and DeMoura have entered into Salary Continuation Agreements with the Company pursuant to the Salary Continuation Plan.

Stock Option Grants

      The following table sets forth information with respect to options granted to the named executive officers during fiscal 2002.

Option Grants in Last Fiscal Year

Individual Grants

					Potential Realizable
					Value
					at Assumed Annual
	Number of	Percent of			Rates
	Securities	Total Options			of Stock Price
	Underlying	Granted to	Exercise		Appreciation
	Options	Employees in	Price	Expiration	for Option Term(2)
Name	Granted(1)	2002	(per share)(1)	Date	5%	10%

Daniel T. Hendrix	50,000	13.6%	$5.60	01/02/12	$176,091	$446,248
John R. Wells	20,000	5.4	5.60	01/02/12	70,436	178,499
Robert A. Coombs	-0-	N/A	N/A	N/A	N/A	N/A
Raymond S. Willoch	-0-	N/A	N/A	N/A	N/A	N/A
Brian L. DeMoura	20,000	5.4	5.60	01/02/12	70,436	178,499

(1)	All options were granted at an exercise price equal to the fair market value of the Class A Common Stock on the date of grant. These options vest ratably over a period of five years.

(2)	These amounts represent certain assumed rates of appreciation only, from the original exercise price on the date of grant to the end of the option term. Actual gains, if any, on stock option exercises are dependent on the future performance of the Class A Common Stock and overall market conditions. The amounts reflected in this table may not necessarily be achieved.

Option Exercises and Year-End Option Values

      The following table sets forth, for each of the named executive officers, (i) the number of shares of Common Stock received upon exercise of options, (ii) the aggregate dollar value received upon exercise, (iii) the number of options held at fiscal year-end, and (iv) the value of such options at fiscal year-end.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Shares		Number of Unexercised	Value of Unexercised
	Acquired		Options at	In-the-Money Options At
	On	Value	Fiscal Year-End (#)	Fiscal Year-End ($)(1)
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable

Daniel T. Hendrix	-0-	-0-	121,854/238,150	-0-/-0-
John R. Wells	-0-	-0-	168,024/100,310	-0-/-0-
Robert A. Coombs	-0-	-0-	46,000/75,000	-0-/-0-
Raymond S. Willoch	-0-	-0-	88,889/69,446	-0-/-0-
Brian L. DeMoura	-0-	-0-	149,226/79,596	-0-/-0-

(1)	Aggregate market value of the shares issuable upon exercise of the options (based on December 27, 2002 closing price for Class A Common Stock of $3.15 per share), less the aggregate exercise price payable by the named executive officer.

Employment Agreements

      In April 1997, the Company entered into substantially similar employment agreements with each of Messrs. Hendrix, Wells, Willoch and DeMoura. Each of their agreements is for a rolling two-year term such that the remaining term is always two years. The Company may terminate any of such agreements upon two years’ notice. In the event that the Company terminates an officer’s employment without just cause, the officer will be entitled to continue to receive his salary and bonus, and participate in certain employee benefit plans, for the remainder of the term of the agreement. The officer also will immediately vest in all unvested employee stock options, and a percentage of theretofore unvested restricted stock awards (as specified in the applicable restricted stock agreement). The employment agreements also contain provisions placing restrictions on the officer’s ability to compete with the Company following the termination of the agreement.

Change in Control Agreements

      In April 1997, each of Messrs. Hendrix, Wells, Willoch and DeMoura entered into substantially similar “change in control agreements” with the Company. Each of their agreements is for a rolling two-year term such that the remaining term is always two years. The Company generally may terminate any of such agreements upon two years’ notice. The agreements provide for certain benefits in the event of a termination of employment under certain circumstances in connection with a “Change in Control” (as defined in the agreements) of the Company. In general, each agreement provides benefits to the officer upon an “Involuntary Termination” (essentially, termination without cause) or a “Voluntary Termination” (essentially, resignation in the face of coercive tactics) occurring within 24 months after or six months prior to the date of a change in control. Upon any such termination, the officer will be entitled to receive the following benefits: (i) the officer’s then-current salary, for the balance of the term, paid in a lump sum discounted to present value; (ii) bonus payments for the balance of the term, paid in a lump sum discounted to present value and based upon the bonuses received during the two years prior to the termination, as well as a prorated bonus for the year in which employment is terminated; (iii) continuation of health and life insurance coverage for the balance of the term; and (iv) continuation of eligibility to participate in Company retirement plans for the balance of the term, or the provision of comparable benefits. In addition, the officer will immediately vest in all unvested employee stock options and restricted stock awards in the event of a Change in Control. Benefits paid under the change in control agreements will be reduced by the compensation and benefits, if any, paid to an officer pursuant to his employment agreement with the Company. If the payment of any such benefits would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, the officer is entitled to receive a “gross-up” payment to cover the amount of the excise taxes and any related taxes on the gross-up payment.

Compensation of Directors

      During 2002, the Company had a policy pursuant to which non-employee directors (“outside directors”) were paid an annual director’s fee of $25,000, plus $1,000 for each Board or Board committee meeting attended. Effective January 31, 2003, the policy was amended such that (i) outside directors are paid an annual director’s fee of $30,000, plus $1,000 for each Board or Board committee meeting attended, and (ii) outside directors who serve on the Audit Committee or the Compensation Committee are paid an additional $5,000 per year, except that the Chairperson of the Audit Committee and the Chairperson of the Compensation Committee are paid an additional $10,000 per year (rather than $5,000).

      The Company has agreed to pay Leonard G. Saulter, who previously served as an executive officer of the Company, a retirement benefit of $15,000 per year beginning in 1999 and for the remainder of his life. The Company made the required payment during 2002.

Certain Relationships and Related Transactions

      During 2002, the Company paid premiums to J. Smith Lanier & Co., an insurance agency, of approximately $4,979,309 in connection with insurance policies purchased on behalf of the Company. J. Smith Lanier, II, a director of the Company, has a substantial ownership interest in this insurance agency. Management of the Company believes that the insurance brokerage transactions were effected on terms at least as favorable to the Company as could have been obtained from other sources or unrelated parties in view of the nature of the transactions and the services rendered.

      Ray C. Anderson, who serves as Chairman of the Board and Chairman of the Executive Committee of the Board, remains an employee of the Company. In his capacity as an employee, Mr. Anderson was compensated during 2002 as follows: (i) salary and bonus of $610,340, (ii) annual premiums of $173,000 paid by the Company under certain life insurance policies pursuant to a split-dollar insurance agreement between the Company and Mr. Anderson; and (iii) miscellaneous perquisites of $102,261. In addition, as an employee of the Company, Mr. Anderson also was covered by certain of the Company’s benefits programs, such as medical and dental insurance plans. Mr. Anderson received no awards of restricted stock or stock options during 2002. Mr. Anderson entered into an employment agreement and a change in control agreement with the Company in April 1997, each of which is substantially similar to those described above for Messrs. Hendrix, Wells, Willoch and DeMoura. Mr. Anderson also has entered into a salary continuation agreement with the Company pursuant to the Salary Continuation Plan described above. The Company also has made loans to Mr. Anderson, primarily in connection with Mr. Anderson’s payment of income taxes that were due prior to the payment of expected compensation from the Company. The largest aggregate amount of such indebtedness outstanding at any time during fiscal 2002 was $601,217. The indebtedness now bears interest at the Company’s marginal cost of funds. The indebtedness is due by no later than February 28, 2006 (with mandatory prepayments from any bonuses received by Mr. Anderson prior to that time), and the amount outstanding as of March 31, 2003, was $585,701.

Compensation Committee Report on Executive Compensation

      Compensation awards and achievement criteria for the Company’s senior management are determined by the Compensation Committee of the Board of Directors. The current members of the Compensation Committee are June M. Henton, Christopher G. Kennedy and Thomas R. Oliver (Chair), all of whom are outside directors.

      The Company’s compensation program is designed to enable the Company to attract, motivate and retain outstanding senior management. The program consists of three principal components: (i) competitive base salaries, (ii) annual, variable cash bonuses based on the achievement of established financial and, for certain executives, nonfinancial objectives, and (iii) long-term stock option and restricted stock incentives. Under the program, a substantial portion of an executive’s compensation is directly linked to the Company’s financial performance and the interests of shareholders. The Committee strives to administer the program to present total compensation packages for senior executives of the Company that are commensurate with the responsibilities undertaken by the executives, and that are competitive with packages offered by comparable companies.

      The Company periodically engages a nationally recognized consulting firm to assist it in developing appropriate compensation packages for senior executives. Information concerning compensation offered by other employers in the industry, as well as other publicly traded companies similar in size and growth rate to the Company, is considered as one of several factors in developing such compensation packages. The Committee generally targets the market median for base salaries, and the third quartile for total cash compensation (base salary and bonus) provided objectives are substantially achieved. Certain of the companies considered from time to time are included in the companies comprising the “self-determined peer group” index used in the performance graph below.

      Base Salary. Base salary compensation is based on a variety of factors, including the executive’s level of responsibility, time with the Company, geographical cost-of-living considerations and individual contribution and performance, as well as internal equalization policies of the Company, comparison to executive pay outside of the Company, and general economic conditions. (Evaluation of certain of these factors is subjective, and no fixed, relative weights are assigned to the criteria considered.) In fiscal 2002, none of the named executive officers received a raise in base salary.

      Bonuses. The Company’s incentive compensation program is tied to Company, business unit (division or subsidiary) and individual performance. Each executive officer of the Company (including the Chief Executive Officer) is assigned a range of bonus potential (expressed as a percentage of base salary), and a personalized set of financial and, in some cases, nonfinancial objectives. Evaluation of nonfinancial objectives is, inherently, somewhat subjective, and equal weight typically is assigned to each of these objectives. For fiscal 2002, 75% to 100% of each executive officer’s bonus potential was based on measurable financial performance. Typical relative weights assigned to financial objectives are indicated below. The amount of bonus earned is determined by the degree to which the financial and nonfinancial objectives have been achieved.

      For the senior executives of the Company who are directly accountable for the profitability of subsidiaries or business groups, financial objectives constituted 100% of the bonus opportunity for 2002 and focused on: (i) operating income for operations managed, (ii) cash flow for operations managed, and (iii) earnings per share. Relative weights assigned to such financial objectives were 45%, 30% and 25%, respectively. For senior executives not directly accountable for the profitability of a subsidiary or business group, financial objectives for 2002 were 75% of the bonus opportunity and focused on the same elements as those for the other senior executives. Nonfinancial objectives for such senior staff executives were 25% of the bonus opportunity and were tailored to their respective responsibilities.

      Mr. Hendrix’s financial objectives for 2002 (100% weight) were based on: (i) operating income, (ii) cash flow, and (iii) earnings per share. Relative weights assigned to such financial objectives were 45%, 30% and 25%, respectively. Application of the formula, based on Mr. Hendrix’s achievement of target levels for his bonus objectives in 2002 (due largely to the success of the European and Asia-Pacific operations), rendered a bonus of $47,250 (which he has elected to defer).

      Stock Options and Restricted Stock. The Company also utilizes grants of stock options and restricted stock awards to its executives to strengthen the mutuality of interests between the Company’s senior management and shareholders. Awards since 1997 have been based on a long-term incentive stock program developed with the assistance of a nationally known consulting firm.

      The Company believes stock options and restricted stock awards help to retain and motivate executives. Options granted under the Company’s stock option plans have an exercise price equal to at least 100% of the market price of the underlying Common Stock on the date of grant. Thus, the options only have value if the market price of the Company’s stock rises. Moreover, options granted under such plans typically vest incrementally over a five-year period, encouraging an executive to remain with the Company for a significant time period before being able to fully recognize the value of the options. The five-year vesting schedule also serves to focus executives on longer-term objectives of the Company.

      Similarly, restricted stock awards increase in value as the market price of the Company’s stock rises. Such awards also vest over a period of multiple years; the executive generally must remain employed with the Company for a period of seven to nine years from the date of grant to completely vest in an award. The Committee believes stability of quality management and a proper focus on long-term Company objectives provide for enduring shareholder value. Each of the named executive officers holds stock options and restricted stock. Information concerning awards of stock options and restricted stock to the named executive officers in 2002 is shown in the “Summary Compensation Table” and the “Option Grants in Last Fiscal Year” table above. (The award to Mr. Hendrix in January 2001 recognized his pending promotion to the position of President and Chief Executive Officer effective July 1, 2001.)

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held corporations for compensation in excess of $1,000,000 in any taxable year that is paid to the corporation’s chief executive officer or any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is not subject to the limit on deductibility imposed by Section 162(m). In particular, executive compensation under the Company’s executive bonus plan qualifies for deductibility under Section 162(m).

      The foregoing policies and programs are subject to change as the Committee deems necessary from time to time to respond to economic conditions, meet competitive standards and serve the objectives of the Company and its shareholders.

THE COMPENSATION COMMITTEE

June M. Henton
Christopher G. Kennedy
Thomas R. Oliver (Chair)

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee consists of Dr. Henton, Mr. Kennedy and Mr. Oliver. No member of the Compensation Committee is an officer or employee, or former officer or employee, of the Company or any of its subsidiaries.

Performance Graph

      The following graph compares, for the five-year period ended December 29, 2002, the Company’s total return to shareholders (stock price increase plus dividends, divided by beginning stock price) with that of (i) all U.S. companies listed on The Nasdaq Stock Market, and (ii) a self-determined peer group comprised primarily of companies in the commercial interiors industry.

Comparison of Five Year Cumulative Total Returns ($)

	12/28/97	1/03/99	1/02/00	12/31/00	12/30/01	12/29/02

Interface, Inc.	100.0	65.0	41.3	64.8	44.7	24.2
Nasdaq Stock Market (U.S. Companies)	100.0	146.5	271.7	163.6	132.3	90.6
Self-Determined Peer Group	100.0	106.2	81.7	69.6	74.8	71.5

Notes:

A.	The lines represent annual index levels derived from compounded daily returns that include all dividends.

B.	The indices are reweighted daily, using the market capitalization on the previous trading day.

C.	If the annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.	The index level for all series was set to $100.0 on 12/28/97.

E.	The Company’s fiscal year ends on the Sunday nearest December 31.

F.	The following companies are included in the self-determined peer group: Actuant Corporation (formerly known as Applied Power, Inc.); Armstrong Holdings, Inc.; BE Aerospace, Inc.; Burlington Industries, Inc.; The Dixie Group, Inc.; Hon Industries Inc.; Herman Miller, Inc.; Kimball International, Inc.; Mohawk Industries, Inc.; and USG Corp.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission and the Nasdaq National Market reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during fiscal 2002 all filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with except that Ray C. Anderson, Chairman, filed a Form 5 for the fiscal year 2002 with respect to a purchase of 1,000 shares by his spouse (of which shares he disclaims beneficial ownership) that was not reported on a timely basis; Robert A. Coombs, a Vice President of the Company, filed a Form 5 for the fiscal year 2002 with respect to a stock option award that was not reported on a timely basis; and Thomas R. Oliver, a Director, filed a late Form 4 with respect to a sale of 400 shares.

INFORMATION CONCERNING THE COMPANY’S ACCOUNTANTS

      BDO Seidman, LLP served as the independent auditors for the Company during fiscal 2002. Management of the Company anticipates that BDO Seidman, LLP will be the independent auditors for the current fiscal year, but the Board of Directors has not yet considered the selection of public accountants for the current year. Representatives of BDO Seidman, LLP are expected to be present at the annual meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Audit Fees

      The aggregate fees billed the Company by BDO Seidman, LLP for professional services rendered for the audit of the Company’s annual financial statements for fiscal 2002 included in the Company’s annual report on Form 10-K for the year ended December 29, 2002, and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 29, 2002, were $1,429,749.

Financial Information Systems Design and Implementation Fees

      BDO Seidman, LLP provided no financial information systems design and implementation services to the Company and thus did not bill the Company for such services.

All Other Fees

      The aggregate fees billed the Company by BDO Seidman, LLP for all other services were $712,755, including $342,415 for tax consulting services, $183,774 for audits of immaterial subsidiaries, $125,000 for services related to the Company’s January 2002 bond offering, $15,010 for services related to the Company’s S-4 filing in connection with the exchange offer for the 2002 bond offering, $10,000 for audits of employee benefit plans, $4,245 for services related to the Company’s Post-Effective Amendment to Form S-8 filing, and $32,311 for other accounting fees.

AUDIT COMMITTEE REPORT

      The Audit Committee operates pursuant to an Audit Committee Charter that was adopted by the Board of Directors. The Company’s management is responsible for its internal accounting controls and the financial reporting process. The Company’s independent accountants, BDO Seidman, LLP, are responsible for performing an audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In keeping with that responsibility, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and BDO Seidman, LLP. In addition, the Audit Committee has discussed with BDO Seidman, LLP the matters required to be discussed by Statement on

Auditing Standards No. 61, “Communications with Audit Committee,” as currently in effect. In addition, the Audit Committee has received the written disclosures from BDO Seidman, LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent accountants their independence. The Audit Committee has also considered whether the provision of those services discussed above under the caption “Information Concerning the Company’s Accountants — All Other Fees” by BDO Seidman, LLP is compatible with maintaining BDO Seidman, LLP’s independence.

      The Board of Directors, in its business judgment, has determined that all three members of the Audit Committee are “independent,” as required by applicable listing standards of Nasdaq as currently in effect. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect of auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and BDO Seidman, LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has followed appropriate accounting and financial reporting principles or maintained appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are “independent.”

      Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s annual report on Form 10-K for the year ended December 29, 2002 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Carl I. Gable (Chair)
James B. Miller, Jr.
Leonard G. Saulter

SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the Company’s 2004 annual meeting must be received by the Company no later than December 17, 2003, in order to be eligible for inclusion in the Company’s Proxy Statement and form of Proxy for that meeting. In addition, in accordance with Article II, Section 9, of the Bylaws of the Company, proposals of shareholders intended to be presented at the Company’s 2004 annual meeting must be presented to the Board of Directors by no later than 90 days prior to that meeting, with such deadline for presentation of proposals estimated to be February 18, 2004.

“HOUSEHOLDING” OF PROXY MATERIALS

      The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Interface, Inc., Attn: Secretary, 2859 Paces Ferry Road, Suite 2000, Atlanta, Georgia 30339.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

      Management of the Company knows of no matters other than those stated above that are to be brought before the meeting. However, if any other matter should be properly presented for consideration and voting, it is the intention of the persons named as proxies in the enclosed Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

By order of the Board of Directors

RAYMOND S. WILLOCH
Secretary

April 15, 2003

IFC-PS-03

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZIFC11

CLASS A COMMON STOCK
INTERFACE, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE  2003 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Ray C. Anderson and Daniel T. Hendrix, or either of them, with power of substitution to each, the proxies of the undersigned to vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Interface, Inc. to be held on May 20, 2003, and any adjournment thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” PROPOSAL 1, AND, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACES PROVIDED, THIS PROXY WILL BE SO VOTED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign and date this Proxy exactly as name appears. NOTE: When signing as an attorney, trustee, administrator or guardian, please give your title as such. In the case of joint tenants, each joint owner must sign.

INTERFACE, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZIFC11

☒	Please mark vote as in this example.

INTERFACE, INC. CLASS A COMMON STOCK

1.	Election of Directors.		2.	In accordance with their best judgment, with respect
	Nominees:	(01) Dianne Dillon-Ridgley, (02) June M. Henton,		to any other matters that may properly come before
		(03) Christopher G. Kennedy, (04) James B. Miller, Jr.,		the meeting.
(05) Thomas R. Oliver

FOR WITHHELD ALL ☐ ☐ FROM ALL NOMINEES NOMINEES

☐
THE BOARD OF DIRECTORS FAVORS A VOTE
		For all nominees except as noted above		“FOR” THE ELECTION OF THE LISTED NOMINEES.

Please be sure to sign and date this Proxy.

Signature:	Date:	Co-Owner Signature:	Date:

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZIFC22

CLASS B COMMON STOCK
INTERFACE, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE  2003 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Ray C. Anderson and Daniel T. Hendrix, or either of them, with power of substitution to each, the proxies of the undersigned to vote the Class B Common Stock of the undersigned at the Annual Meeting of Shareholders of Interface, Inc. to be held on May 20, 2003, and any adjournment thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” PROPOSAL 1, AND, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACES PROVIDED, THIS PROXY WILL BE SO VOTED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign and date this Proxy exactly as name appears. NOTE: When signing as an attorney, trustee, administrator or guardian, please give your title as such. In the case of joint tenants, each joint owner must sign.

INTERFACE, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZIFC21

☒	Please mark vote as in this example.

INTERFACE, INC. CLASS B COMMON STOCK

1.	Election of Directors.		2.	In accordance with their best judgment, with respect
	Nominees:	(01) Ray C. Anderson, (02) Carl I. Gable,		to any other matters that may properly come before
		(03) Daniel T. Hendrix, (04) J. Smith Lanier, II,		the meeting.
(05) Leonard G. Saulter, (06) Clarinus C. Th. van Andel

FOR WITHHELD ALL ☐ ☐ FROM ALL NOMINEES NOMINEES

☐
THE BOARD OF DIRECTORS FAVORS A VOTE
		For all nominees except as noted above		“FOR” THE ELECTION OF THE LISTED NOMINEES.

Please be sure to sign and date this Proxy.

Signature:	Date:	Co-Owner Signature:	Date: